SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2006

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Tenth Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 27, 2006, Microtune, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2006 (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company intends to review its financial results for the quarter ended March 31, 2006 during a related investors’ conference call and webcast to be held on April 27, 2006 at 4:00 P.M. Central Time/5:00 P.M. Eastern Time.

The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). However, the Company has presented certain non-GAAP financial measures such as pro forma net income (loss) and pro forma net income (loss) per share in the Press Release and plans to present such information in the related investors’ conference call because management believes that these non-GAAP financial measures may provide users of this financial information with a more meaningful comparison between current results and prior reported results, and the effect of certain non-cash expenses relating to stock-based compensation under SFAS No. 123 and SFAS No. 123(R). The Company does not use these non-GAAP financial measures for any purposes other than describing its financial performance. Pro forma net income (loss) and pro forma net income (loss) per share are not measures of financial performance under GAAP. They should not be considered in isolation or as an indicator of the Company’s financial performance. Furthermore, they should not be seen as measures of liquidity or substitutes for comparable metrics prepared in accordance with GAAP. The information in the Press Release and the related investors’ conference call constitutes non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. Accordingly, the Company has presented in the Press Release, and will present in other information it publishes that contains this non-GAAP financial measure, a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure. This reconciliation (included in the Press Release) will be available on the Company’s website prior to the investors’ conference call.

To participate in the call, interested parties may dial 517-308-9001 (the pass code is “EARNINGS”). Alternatively, interested parties may also listen to the conference call on the Internet by accessing the Company’s website: www.microtune.com. A replay of the conference call and webcast will be available through May 12, 2006 on the Company’s website or by dialing 402-280-1654.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached Exhibit 99.1 shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

Exhibit Number	Description

99.1	Press release, dated April 27, 2006, announcing the Company’s financial results for the quarter ended March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microtune, Inc.

By:	/s/ Jeffrey A. Kupp
Jeffrey A. Kupp Chief Financial Officer

Date: April 27, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated April 27, 2006, announcing the Company’s financial results for the quarter ended March 31, 2006.